                                                                    EXHIBIT 99.1


                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CORTIFICATES
                                 SERIES 1999-2

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements to be transferred to the Trust on March 31, 1999. The information below includes the Subsequent Contracts described in the Prospectus Supplement dated March 11, 1999 to the prospectus date March 31, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

            GEOGRAPHICAL DISTRIBUTION OF SUBSEQUENT CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama ................        1,173             8.56%       $   38,635,789.87      8.14%
Arizona ................          247             1.80             8,674,189.91      1.83
Arkansas ...............          363             2.65            11,772,302.52      2.48
California .............          492             3.59            18,362,821.71      3.87
Colorado ...............          256             1.87             9,751,526.76      2.06
Connecticut ............            4              .03               124,253.15       .03
Delaware ...............           60              .44             1,828,715.58       .39
Florida ................          755             5.51            28,238,668.98      5.95
Georgia ................          940             6.86            34,625,611.65      7.30
Idaho ..................           60              .44             2,418,638.13       .51
Illinois ...............          206             1.50             6,565,381.41      1.38
Indiana ................          258             1.88             7,716,628.62      1.63
Iowa ...................          173             1.26             5,261,148.01      1.11
Kansas .................          204             1.49             7,510,489.39      1.58
Kentucky ...............          358             2.61            10,936,328.57      2.31
Louisiana ..............          421             3.07            13,495,582.98      2.84
Maine ..................           43              .31             1,241,390.18       .26
Maryland ...............           53              .39             1,601,934.15       .34
Massachusetts ..........            7              .05               227,189.35       .05
Michigan ...............          478             3.49            16,378,800.68      3.45
Minnesota ..............          204             1.49             6,969,834.32      1.47
Mississippi ............          334             2.44            10,735,876.11      2.26
Missouri ...............          445             3.25            12,554,522.41      2.65
Montana ................          100              .73             3,985,934.75       .84
Nebraska ...............           56              .41             1,720,390.90       .36
Nevada .................          122              .89             4,525,569.38       .95
New Hampshire ..........           45              .33             1,558,160.91       .33
New Jersey .............            4              .03               152,631.40       .03
New Mexico .............          209             1.53             7,711,096.39      1.63
New York ...............          116              .85             3,348,748.28       .71
North Carolina..........        1,259             9.19            43,162,233.56      9.10
North Dakota ...........           44              .32             1,289,032.65       .27
Ohio ...................          217             1.58             5,872,952.26      1.24
Oklahoma ...............          366             2.67            12,846,064.71      2.71
Oregon .................          124              .90             6,842,648.64      1.44
Pennsylvania ...........          156             1.14             5,008,559.47      1.06
Rhode Island ...........            1              .01                94,871.02       .02
South Carolina..........          604             4.41            23,362,268.62      4.92
South Dakota ...........          112              .82             3,888,036.40       .82
Tennessee ..............          451             3.29            14,472,107.89      3.05
Texas ..................        1,384            10.10            51,636,434.29     10.88
Utah ...................           49              .36             1,891,662.36       .40
Vermont ................           18              .13               525,842.08       .11
Virginia ...............          217             1.58             6,488,818.08      1.37
Washington .............          159             1.16             7,702,090.26      1.62
West Virginia ..........          163             1.19             4,485,594.35       .95
Wisconsin ..............          133              .97             3,952,320.50       .83
Wyoming ................           58              .42             2,186,383.03       .46
Non-U.S. Based .........            2              .01                67,386.32       .01
                               ------           ------        -----------------    ------
**Totals................       13,703           100.00%       $  474,405,462.94    100.00%
                               ======           ======        =================    ======

                 YEARS OF ORIGINATION OF SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1986....................            1                     $      4,739.88                                * %
1993....................            2                           35,627.00                               .01
1995....................            2                           38,671.96                               .01
1996....................           11                          510,938.92                               .11
1997....................            6                          200,954.08                               .04
1998....................          155                       11,322,067.19                              2.39
1999....................       13,526                      462,292,463.91                             97.44
                               ------                     ---------------                            ------
   Total................       13,703                     $474,405,462.94                            100.00%
                               ======                     ===============                            ======

------------------------
* Indicates an amount greater than zero but less than 0.05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                  DISTRIBUTION OF SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            454                          $  3,561,259.23                                  .75%
    Between $10,000 and
     $19,999................          2,110                            32,600,864.77                                 6.87
    Between $20,000 and
     $29,999................          3,435                            86,861,540.05                                18.31
    Between $30,000 and
     $39,999................          3,351                           116,326,368.25                                24.53
    Between $40,000 and
     $49,999................          1,984                            88,520,045.87                                18.66
    Between $50,000 and
     $59,999................          1,279                            70,033,070.20                                14.76
    Between $60,000 and
     $69,999................            744                            47,873,011.41                                10.09
    Between $70,000 and
     $79,999................            234                            17,141,888.00                                 3.61
    Between $80,000 and
     $89,999................             39                             3,302,633.10                                  .70
    Between $90,000 and
     $99,999................             32                             3,037,137.23                                  .64
    Between $100,000 and
     $109,999...............             14                             1,466,525.39                                  .31
    Between $110,000 and
     $119,999...............              8                               925,038.52                                  .19
    Between $120,000 and
     $129,999...............              8                               998,675.07                                  .21
    Between $130,000 and
     $139,999...............              5                               675,059.11                                  .14
    Between $140,000 and
     $149,999...............              2                               288,693.51                                  .06
    Between $150,000 and
     $159,999...............              1                               153,400.50                                  .03
    Between $160,000 and
     $169,999...............              0                                      .00                                  .00
    Between $170,000 and
     $179,999...............              1                               171,950.50                                  .04
    Between $180,000 and
     $189,999...............              0                                      .00                                  .00
    Between $190,000 and
     $199,999...............              0                                      .00                                  .00
    Over $199.999...........              2                               468,302.23                                  .10
                                     ------                          ---------------                               ------
       Total................         13,703                          $474,405,462.94                               100.00%
                                     ======                          ===============                               ======

--------
(1) The largest original Contract amount is $240,227.33, which represents 0.05% of the aggregate principal balance of the Subsequent Contracts as of the Cut-off Date.

                           DISTRIBUTION OF SUBSEQUENT
                        LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           374                     $  8,303,000.74                       1.75%
   61% to 65%................           115                        2,777,365.41                        .59
   66% to 70%................           187                        5,941,545.16                       1.25
   61% to 75%................           229                        7,710,163.33                       1.63
   61% to 80%................           955                       31,555,479.34                       6.65
   61% to 85%................           889                       29,364,640.99                       6.19
   86% to 90%................         4,421                      161,296,408.61                      34.00
   91% to 95%................         4,137                      145,700,343.99                      30.71
     Over 95%................         2,396                       81,756,515.37                      17.23
                                     ------                     ---------------                     ------
   Total.....................        13,703                     $474,405,462.94                     100.00%
                                     ======                     ===============                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                            SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........             1                $    117,230.07                         .02%
 5.00001% to  6.00000%.......            22                   1,273,162.57                         .27
 6.00001% to  7.00000%.......           174                  11,819,767.55                        2.49
 7.00001% to  8.00000%.......           734                  38,874,430.06                        8.19
 8.00001% to  9.00000%.......         1,954                  90,712,669.42                       19.12
 9.00001% to 10.00000%.......         3,395                 127,289,024.47                       26.83
10.00001% to 11.00000%.......         2,673                  90,913,536.62                       19.16
11.00001% to 12.00000%.......         2,326                  61,649,898.72                       13.00
12.00001% to 13.00000%.......         1,655                  38,801,072.22                        8.18
13.00001% to 14.00000%.......           572                  10,765,938.03                        2.27
14.00001% to 15.00000%.......            39                     618,437.75                         .13
15.00001% to 16.00000%.......           116                   1,115,361.96                         .24
16.00001% to 17.00000%.......            42                     454,933.50                         .10
Over 17.00000%                            0                            .00                         .00
                                     ------                ---------------                      ------
   Total................             13,703                $474,405,462.94                      100.00%
                                     ======                ===============                      ======

              REMAINING MONTHS TO MATURITY OF SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                6                 $     57,055.01                           .01%
   31 to  60.................              299                    3,045,751.84                           .64
   61 to  90.................              353                    5,145,551.37                          1.08
   91 to 120.................              997                   17,975,814.68                          3.79
  121 to 150.................              382                    8,385,364.31                          1.77
  151 to 180.................            2,064                   49,867,035.05                         10.51
  181 to 210.................              145                    4,968,272.50                          1.05
  211 to 240.................            2,352                   71,431,763.60                         12.67
  241 to 270.................               50                    2,073,854.27                           .44
  271 to 300.................            1,398                   49,160,914.75                         10.36
  301 to 330.................               59                    2,557,693.71                           .54
  331 to 360.................            5,598                  259,736,391.85                         64.34
                                        ------                 ---------------                        ------
   Total.....................           13,703                 $474,405,462.94                        100.00%
                                        ======                 ===============                        ======

Set forth below is information regarding the combined pool of Initial Subsequent Contracts transferred to the Trust on March 31, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

                    GEOGRAPHICAL DISTRIBUTION OF INITIAL AND
                         SUBSEQUENT CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama ................        1,963             6.75        $   62,892,170.67      5.72
Alaska .................            2              .01               228,309.74       .02
Arizona ................          575             1.98            22,488,562.34      2.04
Arkansas ...............          607             2.09            18,291,795.90      1.66
California .............        1,517             5.22            51,205,612.37      4.66
Colorado ...............          579             1.99            29,876,980.28      2.72
Connecticut ............            6              .02               241,794.32       .02
Delaware ...............          135              .46             4,874,840.35       .44
District of Columbia ...            2              .01                73,691.10       .01
Florida ................        1,581             5.44            63,024,526.98      5.73
Georgia ................        1,720             5.92            62,924,035.70      5.72
Hawaii .................            1                *                 7,305.56         *
Idaho ..................          151              .52             7,563,841.35       .69
Illinois ...............          359             1.24            12,592,342.28      1.14
Indiana ................          645             2.22            26,381,774.06      2.40
Iowa ...................          320             1.10            11,006,982.14      1.00
Kansas .................          389             1.34            15,603,636.95      1.42
Kentucky ...............          698             2.40            22,655,811.51      2.06
Louisiana ..............          698             2.40            22,472,958.68      2.04
Maine ..................          162              .56             7,321,337.64       .67
Maryland ...............          127              .44             3,450,402.32       .31
Massachusetts ..........           16              .06               459,570.78       .04
Michigan ...............        1,426             4.91            71,501,709.76      6.50
Minnesota ..............          372             1.28            13,164,501.73      1.20
Mississippi ............          664             2.28            19,362,551.50      1.76
Missouri ...............          865             2.98            26,718,162.80      2.43
Montana ................          207              .71             9,168,767.46       .83
Nebraska ...............           94              .32             3,831,456.59       .35
Nevada .................          296             1.02            12,888,968.57      1.17
New Hampshire ..........           95              .33             4,028,283.25       .37
New Jersey .............           20              .07               565,152.97       .05
New Mexico .............          509             1.75            19,683,923.90      1.79
New York ...............          314             1.08            11,702,407.60      1.06
North Carolina .........        2,980            10.25           116,402,295.66     10.58
North Dakota ...........           81              .28             2,615,379.95       .24
Ohio ...................          659             2.27            28,605,296.22      2.60
Oklahoma ...............          600             2.06            20,310,884.65      1.85
Oregon .................          475             1.63            28,944,812.36      2.63
Pennsylvania ...........          416             1.43            14,505,360.82      1.32
Rhode Island ...........            2              .01               150,711.93       .01
South Carolina .........        1,335             4.59            49,167,162.63      4.47
South Dakota ...........          171              .59             5,823,830.73       .53
Tennessee ..............          863             2.97            27,585,035.94      2.51
Texas ..................        2,515             8.65            92,086,737.23      8.37
Utah ...................          124              .43             6,675,883.40       .61
Vermont ................           51              .18             2,564,000.28       .23
Virginia ...............          537             1.85            16,508,304.97      1.50
Washington .............          445             1.53            27,370,623.11      2.49
West Virginia ..........          367             1.26            10,818,702.09       .98
Wisconsin ..............          227              .78             7,236,496.44       .66
Wyoming ................           95              .33             4,306,545.85       .39
Non-U.S. Based .........            2              .01                67,386.32       .01
                               ------           ------        -----------------    ------
**Totals................       29,060           100.00%       $1,099,999,619.53    100.00%
                               ======           ======        =================    ======

-------------
*  Indicates an amount greater than zero but less than 0.05%

           YEARS OF ORIGINATION OF INITIAL AND SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1985....................           21                     $      107,449.46                               .01%
1986....................          446                          2,430,742.98                               .22
1987....................          258                          2,437,225.98                               .22
1988....................          467                          4,580,992.15                               .42
1989....................            6                            103,724.61                               .01
1990....................        1,485                         19,744,413.74                              1.79
1991....................            2                             51,636.58                               .00
1992....................            3                             96,139.65                               .01
1993....................            3                             45,387.55                               .00
1994....................            6                            217,508.31                               .02
1995....................           11                            316,310.35                               .03
1996....................           81                          2,307,103.04                               .21
1997....................          417                         11,326,640.15                              1.03
1998....................        4,909                        331,365,620.01                             30.12
1999....................       20,945                        724,868,724.97                             65.91
                               ------                     -----------------                            ------
   Total................       29,060                     $1,099,999,619.53                            100.00%
                               ======                     =================                            ======

*   Indicates an amount greater than zero but less than .05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                        DISTRIBUTION OF ORIGINAL INITIAL
                        AND SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            830                        $    6,226,791.96                                  .57%
    Between $10,000 and
     $19,999................          5,349                            69,542,311.95                                 6.32
    Between $20,000 and
     $29,999................          6,400                           153,147,036.59                                13.92
    Between $30,000 and
     $39,999................          5,868                           201,349,767.41                                18.30
    Between $40,000 and
     $49,999................          3,499                           155,598,080.53                                14.15
    Between $50,000 and
     $59,999................          2,462                           134,510,859.43                                12.23
    Between $60,000 and
     $69,999................          1,726                           111,345,678.92                                10.12
    Between $70,000 and
     $79,999................          1,036                            77,118,627.30                                 7.01
    Between $80,000 and
     $89,999................            635                            53,958,439.87                                 4.91
    Between $90,000 and
     $99,999................            488                            46,215,166.26                                 4.20
    Between $100,000 and
     $109,999...............            316                            32,953,791.86                                 3.00
    Between $110,000 and
     $119,999...............            172                            19,637,777.97                                 1.79
    Between $120,000 and
     $129,999...............            126                            15,674,795.76                                 1.42
    Between $130,000 and
     $139,999...............             66                             8,893,851.61                                  .81
    Between $140,000 and
     $149,999...............             35                             5,033,362.14                                  .46
    Between $150,000 and
     $159,999...............             24                             3,699,535.45                                  .34
    Between $160,000 and
     $169,999...............             12                             1,981,094.57                                  .18
    Between $170,000 and
     $179,999...............              5                               868,473.27                                  .08
    Between $180,000 and
     $189,999...............              5                               914,930.23                                  .08
    Between $190,000 and
     $199,999...............              2                               381,527.56                                  .03
    Between $200,000 and
     $249,999...............              3                               688,112.54                                  .06
    Over $249,999...........              1                               259,606.35                                  .02
                                     ------                        -----------------                               ------
       Total................         29,060                        $1,099,999,619.53                               100.00%
                                     ======                        =================                               ======

--------
(1) The largest original Contract amount is $259,606.35, which represents 0.02% of the aggregate principal balance of the Initial and Subsequent Contracts as of the Cut-off Date.

                       DISTRIBUTION OF ORIGINAL INITIAL
               AND SUBSEQUENT LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................         2,557                    $   82,628,340.84                       7.51%
   61% to 65%................           329                        12,552,503.93                       1.14
   66% to 70%................           513                        20,831,812.12                       1.89
   61% to 75%................           644                        28,122,495.19                       2.56
   61% to 80%................         2,095                        79,218,648.85                       7.20
   61% to 85%................         2,283                        95,866,919.77                       8.72
   86% to 90%................         9,583                       351,281,872.86                      31.94
   91% to 95%................         7,147                       292,721,495.62                      26.61
     Over 95%................         3,909                       136,775,530.35                      12.43
                                     ------                    -----------------                     ------
   Total.....................        29,060                    $1,099,999,619.53                     100.00%
                                     ======                    =================                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

               INITIAL ADDITIONAL AND SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........             9                $      716,331.21                        .07%
 5.00001% to  6.00000%.......            92                     7,173,622.63                        .65
 6.00001% to  7.00000%.......         2,010                   164,316,923.31                      14.94
 7.00001% to  8.00000%.......         1,820                   117,917,667.65                      10.72
 8.00001% to  9.00000%.......         4,054                   206,853,889.60                      18.80
 9.00001% to 10.00000%.......         6,105                   236,928,858.41                      21.55
10.00001% to 11.00000%.......         4,429                   151,128,257.32                      13.74
11.00001% to 12.00000%.......         3,855                   101,890,409.05                       9.26
12.00001% to 13.00000%.......         2,914                    63,948,305.77                       5.81
13.00001% to 14.00000%.......         2,744                    38,136,697.66                       3.47
14.00001% to 15.00000%.......           696                     7,722,339.61                        .70
15.00001% to 16.00000%.......           248                     2,339,571.05                        .21
16.00001% to 17.00000%.......            84                       926,746.26                        .08
Over 17.00000%                            0                              .00                        .00
                                     ------                -----------------                     ------
   Total................             29,060                $1,099,999,619.53                     100.00%
                                     ======                =================                     ======


       REMAINING MONTHS TO MATURITY OF INITIAL AND SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................               801                  $    3,595,165.87                          0.33%
   31 to  60.................             1,216                      11,089,230.59                          1.01
   61 to  90.................             1,416                      19,500,995.94                          1.77
   91 to 120.................             1,827                      32,975,065.35                          3.00
  121 to 150.................             1,072                      24,436,694.29                          2.22
  151 to 180.................             3,851                      97,758,825.55                          8.89
  181 to 210.................               315                      10,969,742.37                          1.00
  211 to 240.................             4,105                     130,879,197.90                         11.90
  241 to 270.................                99                       4,223,668.59                          0.38
  271 to 300.................             2,354                      86,974,495.59                          7.91
  301 to 330.................               109                       4,913,154.44                          0.45
  331 to 360.................            11,895                     672,683,383.05                         61.15
                                         ------                  -----------------                        ------
   Total.....................            29,060                  $1,099,999,619.53                        100.00%
                                         ======                  =================                        ======


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